Exhibit 32.1

CERTIFICATION
OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned,
Juanming Fang, the Chief Executive Officer,Director, Principal Financial Officer and Principal Accounting Officer of Emo Capital
Corp. (the "Company") hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to his or her knowledge, the Annual Report on Form 10-K for the year ended July 31st, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report on Form 10-K, as amended, fairly presents in all material respects the financial condition and results of operations of the Company.

Date: April
14, 2015

/s/ Juanming
Fang

Juanming
Fang

Chief Executive
Officer

Director

Principal
Accounting Officer

Principal
Financial Officer